UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  Form 8-K/A

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  June 18, 2004


                    INTEGRATED PERFORMANCE SYSTEMS, INC.
                    ------------------------------------
            (Exact name of registrant as specified in its charter)


            New York                   000-30794               11-3042779
 (State or other jurisdiction   (Commission File Number)     (IRS Employer
       of incorporation)                                  Identification No.)


            10501 FM 720 East                                    75035
              Frisco, Texas                                    (Zip Code)
 (Address of principal executive offices)

                                (972) 381-1212
             (Registrant's telephone number, including area code)

 ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      The Company, with the approval of the board of directors, dismissed its principal independent accountant and primary auditors, Malone & Bailey, PLLC, on June 18, 2004.

      Although unrelated to the change in auditors, the former accountant's report on the Company's financial statements for each of the past two fiscal years contained an opinion relating to the Company's ability to continue as a going concern. Other than the foregoing, the former accountant's reports on the Company's financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles. During the Company's two most recent fiscal years and the subsequent interim period preceding termination of the relationship, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

      The Company provided Malone & Bailey, PLLC with a copy of the foregoing disclosures and requested Malone & Bailey, PLLC to furnish the Company with a letter addressed to the Commission stating whether it agreed with the foregoing statements and, if not, stating the respects in which it did not agree. Malone & Bailey, PLLC's letter, stating that it agreed with the disclosures, is filed as Exhibit 16 to this Form 8-K Report.

      On June 22, 2004, the Company engaged KBA Group LLP, as its principal accountant to audit the Company's financial statements.


 ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

      (a)  Financial statements:    None.

      (b)  Pro forma financial information:   None.

      (c) Exhibits: Reference is made to the Exhibit Index at the end of this Form 8-K report for a list of all exhibits filed with and incorporated by reference herein.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  INTEGRATED PERFORMANCE SYSTEMS, INC.

                                  By: /s/ D. RONALD ALLEN
                                  ------------------------------------
                                      D. Ronald Allen
                                      Chief Executive Officer
                                      and Principal Financial Officer

 Date:     July 7, 2004

                                EXHIBIT INDEX


 Exhibit Number                 Description of Exhibits
 --------------     ---------------------------------------------------------
 16*                Letter from Malone & Bailey, PLLC to the Securities and
                    Exchange Commission.
 _________________
 *  Filed herewith.